allarity™
THERAPEUTICS

Personalized Cancer Care.
Realized.

James G. Cullem, CEO

H1 2023

Nasdaq: ALLR



Legal Statement

This presentation is provided for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources, and may rely upon assumptions, stated or otherwise, and forward-looking statements discussed below. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any forward-looking statements, modeling or any other information contained herein. Allarity Therapeutics, Inc. (collectively "Allarity Therapeutics," "Allarity," or the "Company") assume no obligation to update the information in this presentation. This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This material is not intended to provide the basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction.

No Offer or Solicitation. This material shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements. This presentation *contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.* Forward-looking statements provide Allarity's current expectations or forecasts of future events. The words "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. *These forward-looking statements include, but are not limited to, statements relating to estimated time periods for interim data read outs for our ongoing and prospective clinical trials and value inflection points, any resubmission of the NDA for dovitinib and PMA for the* drug-specific DRP® companion diagnostic for dovitinib, *and ongoing clinical trials for stenoparib* and IXEMPRA®. *Any forward-looking statements in this presentation are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that that the Company is unable to raise sufficient capital to fund its ongoing and prospective clinical trials and operations, the risk that results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive reviews of the data, and as more patient data become available, the risk that results of a clinical study are subject to interpretation and additional analyses may be needed and/or may contradict such results, the receipt of regulatory approval for dovitinib, the* drug-specific DRP® companion diagnostic for dovitinib, *or any of our other therapeutic candidates or, if approved, the successful commercialization of such products, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or our development of our product candidates, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our therapeutic candidates, and the risk that the current COVID-19 pandemic will impact the Company's current and future clinical trials and the timing of the Company's preclinical studies and other operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our annual report on Form 10-K on file with the Securities and Exchange Commission, available at the Securities and Exchange Commission's website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company's subsequent filings with the Securities and Exchange Commission. All information* in this presentation *is as of the date of the presentation, and the Company undertakes no duty to update this information unless required by law.*

Any financial projections in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Allarity's control. While all projections are necessarily speculative, Allarity believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Allarity or their representatives, considered or consider the projections to be a reliable prediction of future events.

Company Snapshot: New Therapeutics for Unmet Cancer Needs

We are building an oncology-focused pharmaceutical company using our first-in-class, highly developed DRP ® companion diagnostics platform to achieve true, personalized cancer care.

Robust pipeline of **3 clinical-stage cancer therapeutics** that address significant oncology markets

Pursuing **combination therapy programs** to drive therapeutic success and value

Drug Response Predictor (DRP®) platform creates **drug-specific, companion diagnostics** to select and treat likely responder patients

Developed and **clinically validated** over 15 years

allarity™ THERAPEUTICS

Pipeline – Advancing Former Big Pharma Therapeutics with DRP®

			PHASE 1/1b	PHASE 2	PHASE 3	NDA	STATUS/ PARTNER
Primary Pipeline	**Dovitinib**	Pan-tyrosine kinase inhibitor	Combination Rx with Stenoparib – 2nd + line Ovarian Cancer				
Primary Pipeline	**Stenoparib**	PARP and tankyrase inhibitor	3rd line Ovarian Cancer				
Primary Pipeline	**IXEMPRA®**	Microtubule inhibitor	2nd line Metastatic Breast Cancer				US Approved and out-licensed to Allarity in EU
Secondary Pipeline	**2X-111**	Doxorubicin in GSH-linked liposome enabling BBB penetration	Primary Brain Cancer (Glioblastoma)				

Each program is planned to be advanced with a drug-specific DRP® companion diagnostic (CDx) to select and treat patients most likely to benefit from treatment.

allarity™ THERAPEUTICS

Personalized Therapy for Cancer Patients Relies on Predictive Diagnostics to Select Likely Responders to a Given Drug

Classical Drug Development

Treat all of the patients



Low Average Patient Benefit

Goal

Personalized Medicine

Allarity Approach

Treat only patients sensitive to therapy



High Average Patient Benefit

allarity™ THERAPEUTICS

DRP® is Distinct from Conventional Biomarker Technology

Conventional Biomarker Approaches Largely Fail to Address Complex Tumor Biology and Mechanisms of Drug Response/Resistance

Gene Mutation Sequencing	Drug Target Analysis	Artificial Intelligence or Machine Learning Approaches
Few drugs can be predicted with a single or a few mutations	*Focus on drug with single target*	*Lacks clinical validation*

Allarity's DRP® develops predictive biomarkers based upon complex gene expression analysis

Broadly Applicable	Retrospectively & Prospectively Validated
↓	↓
Extensively Published	Regulatory Acceptable
↓	↓
First-In-Class	Trusted By Clinicians

* DRP® **is** based on comprehensive, tumor cell transcriptome **data** from actual cancer patients.
* DRP® **is not** based on data mining, AI, or database analysis.

allarity™ THERAPEUTICS

How Allarity Approaches the Complexity of Cancer

Cancer is Complex

"Systems biology" is used to **analyze all genes** (~25,000) expressed in a cancer cell/tumor, without bias towards current knowledge of relevant drug targets or pathways.



Graph of all 680 non-redundant proteins

The Tumor Tells us What is Important

Input is generated by taking drug testing data from cancer cell lines. Our **DRP® engine then applies the system biology analysis** as a "filter" of human tumor biopsy data, to yield a 50 to 400 gene DRP® signature for that specific drug.



In vitro TRANSCRIPT -OMICS
HUMAN SYSTEMS BIOLOGY
In vitro Drug Response DATA
DRP FILTER ALGORITHM
DRP FILTER ALGORITHM
DRP FILTER ALGORITHM
drp

allarity™ THERAPEUTICS

How a Drug-Specific DRP® Signature is Created


Entire cancer cell transcriptome measured in 60 cell lines treated with Dovitinib
Upregulated genes identified in dovitinib sensitive and resistant cells
Clinical relevance filter applied using gene expression from 3,500 tumors of mixed origin
Relevant pathways identified and irrelevant pathways removed
DRP FILTER ALGORITHM
DRP FILTER ALGORITHM
DRP FILTER ALGORITHM
drp

Example: **Dovitinib**

- Proprietary and highly advanced statistical and computational biology methodologies are applied to correlate cell growth in vitro after treatment with a drug to the baseline gene expression (transcriptome/mRNA) of the cells.
  - NCI60 cell lines were used for Dovitinib.
  - Analysis generates a ***raw*** outcome data of genes upregulated in sensitive cells and genes upregulated in resistant cells for each drug.
- To assess the biological importance of the upregulated and downregulated genes, a 'clinical relevance' filter of gene expression is applied to 3,500 tumors of mixed origin.
  - Only genes presenting as partaking in pathways in the tumors taken from actual patients in clinical trials will be assessed in the final drug response predictor (DRP®).
  - Importantly, the filter reduces irrelevant background gene expression patterns and thus gives a dramatic improvement in the signal-to-noise ratio.
- **58** expressed genes included in the final Dovitinib DRP® signature.

Source: A Drug Response Predictor to Guide Treatment for Breast Cancer; Pharmacogenomics, Vol. 20, No.5 Editorial;
Link: https://www.futuremedicine.com/doi/full/10.2217/pgs-2018-0195

DRP® Companion Diagnostics: Predicting a Cancer Patient's Drug Response

Step 1

Patients' biopsy samples


PATIENTS' TUMORS

Step 2

Compare patients' tumor gene expression to DRP® signature


PATIENTS' TUMORS
drp

Step 3

Identify patients with high DRP® score for a given drug


WEAK
WEAK
MODERATE
STRONG
STRONG
DRP +

DRP® CDx Sample Collection Kits



DRP Sample Collection Kit
105851
DRP Sample Collection Kit
105850
BREAST CANCER
allarity
Sample Shipping Request Form

DRP® Platform: Extensively Studied in 47 Clinical Trials^

PROSPECTIVE CLINICAL TRIALS – PHASE 2

DRP® Clinical Impact

Cisplatin/LiPlaCis®	Phase 2 study (n=37) completed – late-stage metastatic BC	**2-5 fold increase in ORR or TTP** between predicted sensitive and predicted resistant
Stenoparib	Phase 2 study (n=30) underway – 3rd line ovarian cancer	
IXEMPRA®	Phase 2 study (n=60) underway – 2nd line metastatic BC	

RETROSPECTIVE (BLINDED) CLINICAL TRIALS – PHASE 2/3

Dovitinib Fulvestrant Belinostat 5-FU Epirubicin Exemestane (+ dozens of other validations*)	RCC – metastatic AML Breast Breast – Metastatic Breast – Neoadjuvant Colon	Lung Lung – NSCLC Ovarian Renal Solid Tumors	**2-5 fold increase in ORR or TTP** between predicted sensitive and predicted resistant

^ *see appendix slides for relevant studies and publications*

DRP® Companion Diagnostics Can Support External Drug Programs

- **Broad potential to partner** with other oncology therapeutics developers (including Big Pharma) to develop drug-specific DRP® companion Dx for their pipeline programs.
- DRP® companion Dx can be developed and **used to support**:
  - Phase 1/1b clinical trials, to **identify responsive patients and generate early drug efficacy signals**.
  - Phase 2 and 3 clinical trials, to **enrich trials with identified likely responder patients**.
  - **Regulatory approval filings and post-approval use** as a mandatory/label companion diagnostic.
- DRP® companion Dx can potentially **open new markets** (*e.g.* EU) for approved drugs that failed to meet cost/benefit requirements in another country/region.
- **DRP® Platform may potentially be acquired** by a third party, similar to Roche's 2018 ($2.4B) acquisition of Foundation Medicine





Primary Pipeline

Dovitinib

Stenoparib

IXEMPRA®

Dovitinib: A Pan-Tyrosine Kinase Inhibitor (TKI)

Dovitinib-DRP® CDx Validated in mRCC; Broad Combination Therapy Potential

- Exclusively in-licensed from **Novartis.** Pan-Tyrosine Kinase Inhibitor (TKI), small molecule, targeted inhibitor of FGFR, VEGFR, and other RTKs. **Unique, inhibitory profile.**
- **Clinical activity demonstrated in monotherapy** Phase 3 Renal Cell Carcinoma (**mRCC**) trial[2], and in Phase 2 studies spanning 4 additional cancers: **gastrointestinal stromal tumors (GIST)**[3], **liver (HCC)**[4], **breast**[5], **endometrial**[6]
    - **Potential tumor vascular normalization that can potentiate delivery and benefit of other anti-cancer agents.**
- **DRP® CDx evaluated** in 5 different cancers including mRCC, GIST, liver, metastatic breast, and endometrial.
- GMP drug manufacturing contract in place with LONZA.
- **Multiple market opportunities in combination therapy and mono-therapy settings** (example: pan-TKI lenvatinib (Lenvima®) as mono-therapy and in combination with pembrolizumab (Keytruda®)).

Annual sales[1] in 5 large indications where Dovitinib has shown clinical activity


US$ Bn
70
60
50
40
30
20
10
0
2019A
2026E
Breast cancer
Renal Cell Carcinoma
Liver cancer
GIST
Endometrial cancer

1) Source: reported sales (2019A) and eValuatePharma (2026E) 2. NCT01223027 3. NCT01478373 4. NCT01232296 5. NCT01528345 and NCT00958971 6. NCT01379534

Validated Dovitinib-DRP® Identifies Dovitinib-Responsive but not Sorafenib-Responsive mRCC Patients

Dovitinib-DRP® CDx (58 mRNAs) Identified Patients with Overall Survival (OS) Benefit in Novartis Phase 3 in 3rd line RCC[1]



Kaplan-Meier Plot – Overall Survival –Entire arms
Dovitinib arm (N=284, median 11.9 mo)
Sorafenib arm (N=286, median 11.2 mo)
HR = 0.96 (95%CI 0.75-1.22)
Survival probability
Months



DRP selects survivors in dovitinib arm but not in sorafenib arm
Dov arm DRP+ (N=49, median 15.0 mo)
Dov arm DRP− (N=86, median 9.1 mo)
Sor arm DRP+ (N=36, median 9.7 mo)
Sor arm DRP− (N=68, median 12.8 mo)
Survival probability
Months

- Dovitinib-DRP® positive:
  - **median 15.0 mo. OS**
    (95%CI 12.9-26.3)
- Dovitinib-DRP® negative:
  - **median 9.1 mo. OS**
    (95% CI 7.6-13,2)
- Hazard Ratio:
  - **0.60**
    (95% CI 0.39-0.91)
- **Dovitinib-DRP® does not select Sorafenib responders**

1. NCT01223027; 49 out of 135 patients that consented to give biopsy that passed QC were DRP ® positive (36%). If samples are macrodissected to remove necrosis the median increases to 24.2 mo in the Dovitinib-DRP positive arm.

Dovitinib: Combination Therapy Opportunity with Stenoparib (PARPi)

Potential Synergistic Therapeutic Benefit of Dovitinib + Stenoparib in 2nd line or later Ovarian Cancer and Other Indications; Phase 1b Dosing Study Initiated in Q1 2023

- Treatment setting = 2nd line or later therapy in ovarian cancer (OC).
  - Prior clinical trials have shown **promising synergy between PARPi and TKIs**.
  - Stenoparib (a unique dual PARPi and Tankyrase inhibitor) has shown **promising monotherapy activity against OC and pancreatic cancer** in prior Phase 1 clinical trial.
  - Stenoparib-DRP® and Dovitinib-DRP® CDx's will be evaluated for **ability to select likely responder patients.**
- Global PARP market projected to reach $9 Billion by 2027 for use in ovarian cancer.
- DRP® on label as mandatory companion Dx allows for **drug pricing premium**.
- **Potential to expand** combination of Dovitinib + Stenoparib to pancreatic, breast, colon, and prostate cancers, among other indications.

Annual sales[1] (US$m) in indications targeted by Stenoparib with DRP®



12,000
10,000
8,000
6,000
4,000
2,000
0
2019A
2026E
Ovarian cancer
Pancreatic cancer

1. PARP = Poly ADP-Ribose Polymerase, a critical cellular enzyme for repair of certain type of DNA strand breaks; Data comes from eValuatePharma
2. Under Eisai, stenoparib (2X-121) was formally known as E7449

Dovitinib: Potential Combination Therapy with Immune Checkpoint Inhibitors (anti-PD-1, anti-CTLA-4)

Strong Pre-clinical Evidence and Clinical Rationale for Combination of Dovitinib + Pembrolizumab. Potential Initiation of Phase 1b/2 Study of this Combination in Solid Tumor(s) in H2 2023.

- Treatment setting = Front-line to 3rd line treatment in solid tumors where Pembro is approved.
  - Pembrolizumab (KEYTRUDA®) is currently **standard-of-care in 14+ indications**, both in mono- and combination therapy, from front-line to 3rd line treatment.
  - Dovitinib tumor vasculature effects may **potentiate tumor susceptibility** to checkpoint inhibitors.
- Pembrolizumab peak sales projections in adjuvant RCC alone = ~$1.2 billion.[1]
  - **Mouse models (unpublished) have shown combo Rx benefit of Dovitinib and anti-PD-1**.
  - Pembrolizumab has shown **clinical synergy with other TKIs** like Lenvatinib (LENVIMA®).[2]
  - **Dovitinib-DRP®** CDx can be used to select those patients most likely to benefit from the combination of Dovitinib and Pembrolizumab across any/all indications.
- DRP® on label as mandatory companion Dx allows for **drug pricing premium**.

1. SVB Leerink analyst Daina Graybosch (FiercePharma)
2. NCT02811861 and NCT03517449

Stenoparib: A Dual PARP and Tankyrase Inhibitor

Ongoing Phase 2 Monotherapy Study in 2nd Line OC with Anticipated Interim Data Readout in H2 2023

- Exclusively in-licensed from **Eisai**. First-in-class small molecule targeted inhibitor of DNA damage repair enzymes **(PARP) with dual Tankyrase inhibitor activity** (Wnt signaling).
- Stenoparib has shown **promising monotherapy activity against OC and pancreatic cancer** in prior Phase 1 clinical trial.
- **Stenoparib-DRP®** companion diagnostic showed ability to identify patients that benefited in Phase I study.[3]
- **Ongoing Phase 2 monotherapy study** in OC[4] – trial sites in both U.S. and EU. Ongoing opening of new sites in U.S. and EU in 2022 to accelerate enrollment. Protocol amendment to twice daily (BID) dosing in effect with first BID dosing start anticipated Q2 2023.
- Global PARP market projected to reach more than $9 Billion by 2027.

Annual sales[1] (US$m) in indications targeted by Stenoparib with DRP®



20.7% CAGR
12,000
10,000
8,000
6,000
4,000
2,000
0
2019A
2026E
Ovarian cancer
Pancreatic cancer

1. PARP = Poly ADP-Ribose Polymerase, a critical cellular enzyme for repair of certain type of DNA strand breaks; Data comes from eValuatePharma
2. Under Eisai, stenoparib (2X-121) was formally known as E7449
3. Plummer et al. British Journal of Cancer (2020) 123:525–533
4. NCT03878849

Stenoparib-DRP® Identifies Responsive Patients

Stenoparib DRP® CDx (414 mRNAs) Predicts Drug Response in Biopsies from the Eisai Phase 1 trial

Results of Phase I Trial



DRP predicted Stenoparib sensitivity (adjusted for dose 50–800mg)
0
20
40
60
80
100
CC=0.42, P=0.07
Responders
Nonresponders
Clinical response

Plummer et al, ASCO 2018, Plummer et al, Br J Cancer 123(4):525-533, 2020

Response rate below DRP® cutoff of 50: 0% (0 of 7)

Response rate above DRP® cutoff of 50: 33% (2 of 6)

Response rate without DRP: 15% (2/13)

All 8 histologies

Stenoparib: Well Positioned in PARPi Competitive Landscape

"… the identification of reliable biomarkers will be critical for the success of this targeted agent" [1]

Product	Owner	Stage	Response biomarker	Export Resistance (PgP mediated)	Absence of Myelotoxicity (Myelotox)	Multi-targeted (PARP/ Tankyrase)	PARP trapping	BBB penetration	Strong maintenance opportunity
Olaparib	AstraZeneca	Approved	BRCA	✗	✗	✗	✓	✗	✓
Niraparib	gsk, TESARO	Approved	BRCA/HRD	✗	✗	✗	✓	✗	✓
Veliparib	abbvie	Phase 3	BRCA	✗	✗	✗	✗	✗	✗
Rucaparib	CLOVIS ONCOLOGY	Approved	BRCA	✗	✗	✓	✓	✗	✓
Talazoparib	Pfizer	Approved	BRCA	✓	✗	✗	✓	✗	✓
Stenoparib	allarity THERAPEUTICS	Phase 2[2]	DRP®	✓	✓	✓	✓	✓	✓

Value Proposition	Allarity PARP inhibitor (Stenoparib) with exclusive DRP®: a novel, multi-targeted drug (Tankyrase and PARP inhibition) with improved efficacy, low myelotoxicity, and less drug resistance resulting in improved patient outcomes

1) Lars M. Wagner, "Profile of veliparib and its potential in the treatment of solid tumors." Onco Targets Ther. 2015; 8: 1931–1939, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4524591
2) NCT03878849

allarity THERAPEUTICS

IXEMPRA® (Ixabepilone): A Microtubule Inhibitor

IXEMPRA® Approved in U.S. for 2nd Line Metastatic BC; Phase 2 Monotherapy Trial for mBC Ongoing in EU; Interim Data Readout Anticipated in H2 2023

- Exclusively in-licensed for EU from **R-PHARM U.S.** Microtubule Inhibitor, originally developed and marketed by Bristol Myers Squibb.
- **Approved & marketed in U.S.** for the treatment of mBC:
  - in combination with capecitabine for the treatment of metastatic or locally advanced breast cancer in patients after failure of an anthracycline and a taxane.
  - as monotherapy for the treatment of metastatic or locally advanced breast cancer in patients after failure of an anthracycline, a taxane, and capecitabine.
- **Ongoing Phase 2, IXEMPRA®-DRP®-guided monotherapy trial[1]** in EU for treatment of mBC as monotherapy per the U.S. label; Ongoing expansion of trial sites to accelerate enrollment.
- R-PHARM providing **free drug supply** to support Phase 2 trial.
- R-PHARM has **first buy-back option** following Phase 2 completion at FMV.
  - **Pre-agreed license terms** for Allarity in event R-PHARM does not re-acquire program.

Ixempra® in the U.S. FDA APPROVED

Progression Free Survival (months)



4.1
5.7
Capecitabine
Ixempra + Capecitabine

Peak Sales reached US$ 117m

Bristol Myers Squibb™

R-PHARM US

allarity™ THERAPEUTICS

1) NCT04796324

IXEMPRA®-DRP® Nearly Doubles ORR in Neoadjuvant BC

IXEMPRA®-DRP® CDx (190 mRNAs) Predicts Response to IXEMPRA® Based upon Published Biopsy Data from a Trial of IXEMPRA® (Ixabepilone) in Neoadjuvant BC

IXEMPRA® Arm



Predicted Ixabepilone sensitivity
0
20
40
60
80
100
N=138, p=0.0004
pCR
No_pCR
Response



Estimated ORR in DRP+ patients
No previous taxane therapy
With previous adjuvant anthracycline therapy
Resistant to taxane
Resistant to anthracycline, taxane and capecitabine
Ixempra® unselected patients
ORR 11.5[1]-12%[2]
0%
20%
40%
60%
Ixempra® DRP® selected patients
ORR 20% (CBR* 41%)

1) Perez et al (2007) in mBC patients resistant to anthracycline, taxane, and capecitabine
2) Thomas et al (2007) in mBC patients resistant to taxanes

* CBR refers to Clinical Benefit Rate (CR+PR+SD>6months)

Partnered Secondary Pipeline Programs

- **We have monetized our prior secondary pipeline programs through external partnerships**
- **LiPlaCis® out-licensed to Chosa Oncology AB** (an affiliate of Smerud Medical Research Int'l) in April 2022 for further clinical & commercial development in connection with cisplatin-DRP® companion Dx.
  - Phase 2 development in late-stage metastatic breast cancer.
  - Allarity eligible to receive regulatory milestone payments.
- **Irofulven reacquired by Lantern Pharma** in July 2021 for further clinical and commercial development in bladder and prostate cancers, optionally in connection with DRP® companion Dx.
  - Allarity eligible to receive regulatory development milestone payments and royalties on sales.
- **2X-111 currently in discussions with Smerud Medical Research Int'l** for potential out-license for further clinical & commercial development in connection with doxorubicin-DRP® companion Dx.
  - Phase 2 development potential in glioblastoma multiforme (GBM) and brain metastases of breast cancer.
- **DRP® companion Dx support** will be provided by Allarity for these out-sourced programs.

allarity™ THERAPEUTICS

Multiple Commercial Partnership Opportunities

Potential Global and Regional Oncology Commercialization Partners Have Been Identified

- Commercialization strategy: leverage marketing **partnerships** with leading **global or regional oncology therapeutics companies** to achieve optimal market penetration in key markets.
- **Potentially interested** partners identified in:
  - EU region
  - U.S.
  - MENA region
  - LATM region
  - China region
- Commercialization partnership deals expected to include:
  - Development & approval **milestone payments** to Allarity.
  - **Tiered royalties** on drug sales in each region.



allarity™ THERAPEUTICS

Pipeline Development 2023-2025


Indication
2022
2023
2024
2025
H1
H2
H1
H2
H1
H2
H1
H2
Dovitinib
Pediatric Osteosarcoma:
Mono-therapy (with OncoHeroes)
Readout
Phase 1b
Phase 2
Combo Rx Study #2: TBD
with immune checkpoint inhibitor
(subject to additional funding)
Readout
Interim Data
Phase 1b (N=30)
Phase 2 (N=120+)
Ovarian Cancer (2nd line or later):
Combo Rx study with Stenoparib
Interim Data
Readout
Interim Data
Phase 1b (N=<36)
Phase 2 (N=120+)
Stenoparib
Ovarian Cancer: Mono-therapy
Interim Data
Phase 2
BID Dosing (N=10)
Pediatric Indication TBD
Monotherapy (with OncoHeroes)
Readout
Phase 1b
Ixempra
Metastatic Breast Cancer
Monotherapy
Interim Data
Readout
Phase 2
(N=14)
Extend (N=25+)


allarity™
THERAPEUTICS

Leadership, I.P., & Strategic Milestones

Our Senior Leadership Team



James G. Cullem, J.D.
Chief Executive Officer



Joan Y. Brown, CPA
Chief Financial Officer



Steen Knudsen, Ph.D
Chief Scientific Officer, Co-Founder



Marie Foegh, MD
Chief Medical Officer



Thomas Jensen
SVP of Investor Relations, Co-Founder

Our Scientific Advisory Board



Dan von Hoff, JD

Physician in Chief, Distinguished Professor at the Translational Genomics Research Institute (TGen) in Phoenix, Arizona. Virginia G. Piper Distinguished Chair for Innovative Cancer Research at HonorHealth. Chief Scientific Officer for US Oncology Research



Joyce A. O'Shaughnessy, MD

Co-Chair of Breast Cancer Research and Chair of Breast Cancer Prevention Research at Baylor-Sammons Cancer Center and for The US Oncology Network.



Ursula A. Matulonis, MD

Chief and Director of the Division of Gynecologic Oncology at DFCI. Professor of Medicine at Harvard Medical School. First recipient of Brock-Wilson Family Chair at DFCI.



Mansoor Raza Mirza, MD

Chief Oncologist at the Dept. of Oncology, Rigshospitalet, Cph. University Hospital, Denmark, and Medical Director of the Nordic Society of Gynecologic Oncology-Clinical Trial Unit. He is also Vice-Chairman of the Danish Society of Gynecologic Oncology.



Roberto Pili, MD

Roberto Pili, MD, is Associate Dean for Cancer Research & Integrative Oncology and Professor and Chief of the Division of Hematology/Oncology in the Department of Medicine at University of Buffalo. He is also the founder of the UB Cancer Research Consortium.

MAYO CLINIC

BaylorScott&White HEALTH

Dana-Farber Cancer Institute

REGION H Rigshospitalet

University at Buffalo Jacobs School of Medicine and Biomedical Sciences

allarity THERAPEUTICS™

Our Board of Directors



Jerry McLaughlin
Chairman
CEO of Life Biosciences, Inc. Prior CEO and Board Member of Neos Therapeutics as well as previous CEO, President and Board Member of AgeneBio, Inc.



David A. Roth
Non-Executive Director
CMO of Syros Pharmaceuticals, Inc. Prior CMO of Infinity Pharmaceuticals, Inc., and VP, Early Development, Oncology Business Unit, Pfizer .



James G. Cullem
CEO, Executive Director
CEO of Allarity Therapeutics. (interim). Prior roles include CBO, and SVP of Corporate Development in Allarity Therapeutics Inc., and its predecessor.



Thomas Jensen
SVP, Executive Director
SVP, Investor Relations of Allarity Therapeutics. Prior roles at Allarity include SVP, Information Technology and CTO in both Allarity Therapeutics, and its predecessor.

allarity™ THERAPEUTICS

Upcoming Milestones to Deliver Significant Value Creation

Delivering significant value over the next 12-18 months through multiple value-creating inflection points

IXEMPRA®

- **Anticipated interim Phase 2 mBC data readout in H2 2023.**
- Potential program exit to strategic partner in H2 2023.

Stenoparib

- Initiate 1st combo Rx study (with Dovitinib) for OC in Q2 2023.
- **Anticipated interim Phase 2 OC data readout (monotherapy) in H2 2023.**
- Evaluate additional combo Rx study opportunities in 2023.

Dovitinib

- Initiate 1st combo Rx study (with Stenoparib) for OC in Q2 2023.
- **Anticipated Phase 1b data readout H1 2024.**
- Initiate 2nd combo Rx study in H2 2023 (*funding dependent*).

H1 2023 – H2 2024

Ongoing Prospective Clinical Validation of DRP® CDx

allarity™ THERAPEUTICS

Unlocking the Value of a Precision Oncology Pipeline



Comparable Public Equities
U.S. Nasdaq Listed Equities
$951M
$398M
$102M
$62M
$4M
Kura Oncology
Acrivon Therapeutics
Syros Pharma
Lantern Pharma
Allarity

	Kura Oncology	Acrivon Therapeutics	Syros Pharma	Lantern Pharma	Allarity
Most advanced stage	Phase 3	Phase 2	Phase 3	Phase 3	**Phase 2**
Number of assets in clinic	2	1	3	2	**3**
Peer Review Clinical validation publications	2	0	1	0	**13**

* Peer group valuations based upon intraday stock prices as of February 3, 2023

Key Investment Highlights

- De-risked, former Big Pharma oncology pipeline with multiple mid-clinical-stage drug candidates and opportunities for external partnering and/or acquisitions.

- Key value inflection points in 12-18 months. Interim data readouts for lead clinical programs in H2 2023 and H1 2024.

- First-in-class, drug-specific companion diagnostic platform with potential to drive acquisition value as stand-alone asset or in connection with clinical pipeline.

allarity™
THERAPEUTICS

James G. Cullem
Chief Executive Officer
+1 (978) 500-0863
jcullem@allarity.com

allarity.com



FAQs About Our DRP® Platform Technology

Q: *What are the different filter rings in the graphic of how DRP® works?*

A: They represent (i) our proprietary correlation analysis, (ii) our proprietary clinical biopsy filter, and (iii) our final statistical refinement step.

Q: *Why is a 50% cut-off optimal for DRP® companion Dx patient scoring?*

A: Because our 35+ prior clinical validations for DRP® have proven that selecting the top 50% of patients, by DRP® score, reliably captures most responders while excluding most non-responders. ROC analysis after a trial confirm the cutoff selected before a trial.

Q: *Why does a DRP® companion Dx typically range between 50-400 key expressed genes?*

A: Because that is the number of expressed genes our algorithm identifies as relevant to response or resistance to a given drug, incorporating necessary biomarkers of both response and resistance.

allarity™ THERAPEUTICS

FAQs About Our DRP® Platform Technology

Q: *Are DRP® companion Dx validations based upon retrospective or prospective trial analysis?*

A: Both. We have completed 35+ retrospective validations (including blinded retrospective validations) and 1 prospective validation to date.

Q: *Is there any special or proprietary way that individual patient biopsies are collected for DRP® analysis?*

A: No. We typically receive standard formalin-fixed, paraffin-embedded (FFPE) biopsy material, from which we extract all expressed mRNA, which we then analyze by industry standard AffyChip™ array technology.

Q: *Why is the DRP® Platform distinct and superior to other companion Dx approaches?*

A: Most importantly, because it is more highly, clinically validated than any other oncology companion Dx platform, and more extensively peer-review published and patented.

allarity™ THERAPEUTICS

DRP® Platform: 47 Clinical Validations, 32 Drugs/Combos

	Level III: Retrospective	Level II: Prospective with banked samples	Level I: Prospective or confirmatory
Cisplatin/LiPlaCis	Breast, ovarian, lung	NSCLC	Metastatic breast
Fulvestrant		Neoadjuvant breast	Metastatic breast
Dovitinib		HCC, Breast	Renal, endometrial
Dovitinib		GIST, metast breast	
Epirubicin		Neoadjuvant breast	Metastatic breast
5-FU	Colon	Colon	
Belinostat		AML	
Exemestane		Metastatic breast	
2X121 PARPi		Solid tumors	
Ixabepilone	Neoadjuvant breast		
Tamoxifen	Adjuvant breast		
Docetaxel	Neoadjuvant breast	Metastatic breast	
Methotrexate		ALL	
CHOP	DLBCL (mRNA)	DLBCL (miRNA)	
Cis-Epi-Cap		Esophagus	
VDCMA		Pediatric ALL	Pediatric ALL
ABVD		Hodgkin	
Decitabine		AML	
Tarceva	NSCLC		
Sorafenib	NSCLC		
Cetuximab	Colon		
Bortezomib	Multiple myeloma		
Melphalan	Multiple myeloma		
Paclitaxel	Neoadjuvant breast	Metastatic breast	
Doc-cyc	Breast		
Anastrozole	Breast	Breast	
FOLFOX/FOLFIRI	Colon		
Total Therapy 3	Multiple myeloma		
Eribulin		Metastatic breast	
Vinorebine		Metastatic breast	
Capecitabine		Metastatic breast	

Clinical impact legend	**Strong** CC>0.4 or HR<0.5	**Moderate** CC<0.4 and HR>0.5	**Weak** CC<0.1 or P>0.05

Publications of Clinical/Method Validation for Drug-Specific DRP®'s

1. Chen J, et al. **A 71-gene signature of TRAIL sensitivity in cancer cells**. (October 2011); *Mol Cancer Ther*, 10.1158/1535-7163.
2. Wang W, et al. **Independent validation of a model using cell line chemosensitivity to predict response to therapy**. *J Natl Cancer Inst*. (2013) Sep 4;105(17):1284-91
3. Knudsen S, et al. **Development and validation of a gene expression score that predicts response to fulvestrant in breast cancer patients**. *PLoS One*. 2014 Feb 5;9(2):e87415
4. Knudsen S, et al. **Development and blind clinical validation of a microRNA based predictor of response to treatment with R-CHO(E)P in DLBCL**. *PLoS One.* (2015) Feb 18;10(2):e0115538
5. Buhl IK, et al.. **Cell Line Derived 5-FU and Irinotecan Drug-Sensitivity Profiles Evaluated in Adjuvant Colon Cancer Trial Data**. PLoS One. (2016); 11(5): e0155123.
6. Winther M, et al. **Clinical Impact of a Novel MicroRNA Chemo-Sensitivity Predictor in Gastrooesophageal Cancer**. PLoS One. (2016); 11(2): e0148070.
7. Rücker FG, et al. **Molecular dissection of valproic acid effects in acute myeloid leukemia identifies predictive networks**. Epigenetics. (2016) Jul 2;11(7):517-25.
8. Prahm KP, et al. **Clinical validation of chemotherapy predictors developed on global microRNA expression in the NCI60 cell line panel tested in ovarian cancer**. *PLoS ONE* (2017) 12(3): e0174300.
9. Bohl S, et al. **Gene expression analysis of decitabine treated AML: high impact of tumor suppressor gene expression changes**. *Leukemia & Lymphoma* (2017) Vol. 58, Iss. 9, 2264-2267
10. Vangsted A.J., et al. **Drug response prediction in high-risk multiple myeloma**. *Gene* (2018) 644 80-86
11. Buhl IK, et al. **Molecular prediction of adjuvant cisplatin efficacy in Non- Small Cell Lung Cancer (NSCLC)—Validation in two independent cohorts**. *PLoS ONE* (2018) 13(3): e0194609.
12. Buhl ASK, et al. **Predicting efficacy of epirubicin by a multigene assay in advanced breast cancer within a Danish Breast Cancer Cooperative Group (DBCG) cohort: a retrospective-prospective blinded study**. *Breast Cancer Res Treat*. (2018) Aug 11.
13. Christensen TD, et al. **Prediction of fulvestrant efficacy in patients with advanced breast cancer: retrospective-prospective evaluation of the predictive potential of a multigene expression assay**. *Breast Cancer*. (2019) Oct 25. doi: 10.1007/s12282-019-01017-7
14. Plummer R., et al. **First-in-human study of the PARP/tankyrase inhibitor E7449 in patients with advanced solid tumours and evaluation of a novel drug-response predictor**. *Br J Cancer* (2020) 123(4):525-533. https://doi.org/10.1038/s41416-020-0916-5

allarity™ THERAPEUTICS